UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28, 2006

SMALL WORLD KIDS, INC.

(Exact Name Of Registrant Specified In Charter)

NEVADA	333-68532	86-0678911
(State Of Incorporation)	(COMMISSION FILE NUMBER)	(IRS Employer Identification No.)

5711 Buckingham Parkway, Culver City, CA 90230

(Address Of Principal Executive Offices) (Zip Code)

(310) 645-9680

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On February 28, 2006, Small World Kids, Inc., a Nevada corporation (the “Company”) entered into a Secured Non-Convertible Revolving Note (the “Revolving Note Agreement”) with Laurus Master Funds, Ltd. (“Laurus”).  The term of the Security Agreement is two years and provides that we may borrow up to $16,500,000 subject to certain conditions.  Interest is payable monthly, in arrears at a rate per annun equal to the Prime Rate (as published in The Wall Street Journal) plus two percent (2.0%). The Revolving Note Agreement has no financial covenants and is collateralized by a security interest in substantially all of the assets of the Company and its subsidiaries, including its operating subsidiary, Small World Toys.

On February 28, 2006, Small World Kids, Inc., also entered into a $2.0 million, two year Secured Non-Convertible Term Note (the “Term Note Agreement”) with Laurus Master Funds, Ltd. (“Laurus”).  Commencing April 1, 2006 and each succeeding month after, the Company will make principal payments of $33,333 with all the balance of the unpaid principal amount due upon the maturity date of February 28, 2008.  Interest is payable monthly, in arrears at a rate per annum equal to the Prime Rate (as published in The Wall Street Journal) plus three percent (3.0%). The Term Note Agreement has no financial covenants and is collateralized by a security interest in substantially all of the assets of the Company and its subsidiaries, including its operating subsidiary, Small World Toys.

In consideration for the Revolving Note and the Term Note, the Company issued to Laurus a warrant (“Warrant”) to purchase 1,036,000 shares of common stock at a $0.001 per share exercise price.

ITEM 3.02     Unregistered Sales of Equity Securities

On February 28, 2006, the Company has granted to Laurus certain registration rights with respect to the Warrant.  The Warrant was issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended pursuant to Section 4(2) thereof.

Item 9.01. Financial Statements and Exhibits.

Exhibits

4.1	Secured Non-Convertible Revolving Note, dated as of February 28, 2006 issued by Small World Kids, Inc. and Small World Toys, Inc. to Laurus Master Fund, Ltd.
4.2	Secured Non-Convertible Term Note, dated as of February 28, 2006 issued by Small World Kids, Inc. and Small World Toys, Inc. to Laurus Master Fund, Ltd.
4.3	Security Agreement, dated as of February 28, 2006 by and between Small World Kids, Inc., Small World Toiys, Inc. and Laurus Master Fund, Ltd.
4.4	Warrant Agreement dated as of February 28, 2006 by and between Small World Kids, Inc. and Laurus Master Fund, Ltd.
99.2	Press release dated March 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMALL WORLD KIDS, INC.

Date: March 2, 2006	By	/s/ Robert Rankin
Name: Robert Rankin
Title: Chief Financial Officer